United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2012 (April 29, 2012)

Collective Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14770	43-1813160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3231 Southeast Sixth Avenue, Topeka, Kansas	66607
(Address of principal executive offices)	(Zip Code)

(785) 233-5171

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 1, 2012, Collective Brands, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with WBG – PSS Holdings LLC (“Parent”), a Delaware limited liability company owned by Blum Strategic Partners IV, L.P. (“Blum”), Golden Gate Capital Opportunity Fund, L.P. (“Golden Gate”), and Wolverine World Wide, Inc., a Delaware corporation (“Wolverine”), WBG – PSS Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and, solely for the purposes of Sections 6.5, 6.8, 6.9 (other than 6.9(e)), 6.13, 6.14(a), 6.17 and Article IX, Wolverine, providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”). The Merger Agreement was approved by the board of directors of the Company (the “Board”).

At the effective time of the Merger, each share of Company common stock issued and outstanding immediately prior to the effective time (other than (i) shares owned by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent and shares owned by the Company or any direct or indirect wholly owned Subsidiary of the Company, in each case not held on behalf of third parties, (ii) shares owned by stockholders who have perfected and not withdrawn a demand for, or lost to their right to, appraisal under Delaware law, (iii) shares that are Company restricted stock and (iv) shares owned by Blum and certain of its affiliates that are transferred to Parent immediately prior to the effective time of the Merger) will be converted into the right to receive an amount in cash equal to $21.75 per share (the “Per Share Merger Consideration”), without interest.

Concurrently with the execution of the Merger Agreement, Parent entered into a Purchase Agreement (the “Carveout Transaction Agreement”) with Wolverine and a wholly owned subsidiary of Wolverine (the “Wolverine Subsidiary”), pursuant to which and upon the terms and subject to the conditions set forth therein, Parent will, concurrently with the closing of the Merger, transfer or cause to be transferred certain assets comprising the Collective Brands Performance + Lifestyle Group business (the “PLG Business”) of the Company (the “Carveout Transaction”) to the Wolverine Subsidiary. The Company is a third party beneficiary of the Carveout Transaction Agreement for purposes of specifically enforcing the obligations of Wolverine and the Wolverine Subsidiary thereunder under certain circumstances, and the parties thereto may not enter into an amendment that could affect certain rights of the Company thereunder without the Company’s prior written consent. Consummation of the Carveout Transaction is solely subject to the prior or concurrent consummation of the Merger.

Blum and certain of its affiliates have also entered into voting undertakings with the Company to vote the shares of Company common stock they own in favor of adoption of the Merger Agreement and waive their appraisal rights under Delaware law.

Consummation of the Merger is subject to customary conditions, including (i) the approval of the holders of a majority of the outstanding shares of common stock entitled to vote on the Merger, (ii) the expiration or termination of the waiting period applicable to consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iii) the receipt of approvals under applicable antitrust laws of certain foreign jurisdictions and (iv) the absence of any law, order or injunction prohibiting the closing of the Merger or the Carveout Transaction. Moreover, the obligations of Parent, Merger Sub and the Company to consummate the Merger are subject to certain other conditions, including without limitation (x) the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers) and (y) the other party’s compliance with its obligations and covenants contained in the Merger Agreement (subject to customary materiality qualifiers). In addition, the obligations of Parent and Merger Sub to consummate the Merger are subject to the absence of any change, event or occurrence that, individually or in the aggregate with all other changes, events or occurrences, has had a material adverse effect on the business, financial condition, assets, liabilities or results of operations of either (1) the PLG Business, taken as a whole, or (2) the business, operations, assets and liabilities of the Surviving Corporation that would remain after giving effect to the Carveout Transaction (the “PSS Business”), taken as a whole (a “Company Material Adverse Effect”) from the date of the Merger Agreement to the effective time of the Merger, subject to certain exclusions.

The consummation of the Merger is not conditioned upon the consummation of the Carveout Transaction.

Parent and its related parties have obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, the aggregate proceeds of which, together with cash on hand at the Company, will be sufficient for Parent to pay the aggregate Per Share Merger Consideration and all fees and expenses required to be paid by Parent, Merger Sub and the Surviving Corporation pursuant to the terms of the Merger Agreement. Each of Blum and Golden Gate has delivered an equity commitment letter, dated May 1, 2012 (together, the “Equity Commitment Letters”), pursuant to which, upon the terms and subject to the conditions set forth therein, it has committed to, and/or to cause one or more its respective affiliates or co-investors to, capitalize Parent at or prior to the effective time of the Merger with an equity contribution in an amount up to an aggregate of $550 million (less an amount equal to the number of shares owned by Blum and certain of its affiliates that are transferred to Parent immediately prior to the effective time multiplied by the Per Share Merger Consideration). The Company is a third party beneficiary under the Equity Commitment Letters for purposes of specifically enforcing the terms and provisions thereunder under certain circumstances. Furthermore, each of Blum, Golden Gate and Wolverine has provided the Company with a limited guarantee in favor of the Company, dated as of May 1, 2012, guaranteeing certain payment and performance obligations of Parent pursuant to the Merger Agreement, including the payment of any reverse termination fee that may become payable by Parent.

JP Morgan Chase Bank, N.A. and Wells Fargo Bank, N.A. (collectively, the “Wolverine Credit Lenders”) have committed to provide a $900 million senior secured term loan facility and a $200 million senior secured revolving credit facility to Wolverine, JPMorgan Chase Bank, N.A. and WF Investment Holdings, LLC (collectively, the “Bridge Lenders” and, together with the Wolverine Credit Lenders, the “Wolverine Lenders”) have committed to provide an up to $375 million senior unsecured bridge loan facility to Wolverine, and Wells Fargo Bank, N.A. and Wells Fargo Capital Finance, LLC (collectively, the “PSS Lenders” and, together with the Wolverine Lenders, the “Lenders”) have committed to provide a $250 million senior secured asset-based revolving credit facility to Blum and Golden Gate, on the terms and subject to the conditions set forth in debt commitment letters, dated May 1, 2012 (collectively, the “Debt Commitment Letters”). It is expected that upon the consummation of the Merger, Wolverine will issue and sell senior unsecured notes pursuant to a Rule 144A offering or other private placement in lieu of a portion or all of the drawings under the senior unsecured bridge loans. The obligations of the Lenders to provide debt financing under the Debt Commitment Letters are subject to a number of conditions, including, without limitation, (i) that since January 28, 2012, there has not been a Company Material Adverse Effect (defined in the Debt Commitment Letters in a manner substantially similar to the definition of “Company Material Adverse Effect” in the Merger Agreement), (ii) the negotiation, execution and delivery of definitive documentation with respect to the appropriate loan documents consistent with the Debt Commitment Letters and specified documentation standards, (iii) the accuracy of certain specified representations and warranties in the loan documents, (iv) consummation of the Merger in accordance with the Merger Agreement (without giving effect to any amendments to the Merger Agreement or any waivers or consents thereof that are materially adverse to the Lenders without their waiver or consent) concurrently with the initial funding of the debt facilities, (v) delivery of certain customary closing documents (including, among others, customary solvency certificates), specified items of collateral and certain Company financial statements, (vi) payment of applicable costs, fees and expenses and (vii) with respect to the senior unsecured notes offering, the receipt of an offering memorandum. In addition, the Debt Commitment Letter for the Wolverine Lenders provides as a condition to funding that the closing would not occur prior to June 14, 2012. The final termination date for the Commitment Letters is no later than February 1, 2013.

The Merger Agreement may be terminated by each of the Company and Parent under certain circumstances, including if the Merger is not consummated by February 1, 2013. The Merger Agreement also contains certain termination rights for both the Company and Parent, and further provides that, upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $44 million and/or reimburse Parent expenses up to $12.5 million (which reimbursement shall reduce, on a dollar for dollar basis, any termination fee subsequently payable by the Company), and Parent will be required to pay the Company a reverse termination fee of $84 million and/or reimburse certain Company expenses.

Parent, Merger Sub and the Company have made customary representations and warranties in the Merger Agreement. Many of the representations made by the Company are subject to and qualified by a Company Material Adverse Effect standard. Parent and the Company have also made certain covenants in the Merger Agreement, including covenants regarding the operation of the business of the Company and its subsidiaries prior to the effective time of the Merger and a customary non-solicitation covenant prohibiting the Company from soliciting, providing non-public information or entering into discussions or negotiations concerning proposals relating to alternative business combination transactions, except as permitted under the terms of the Merger Agreement.

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company files with the SEC.

The foregoing description of the Merger Agreement and the proposed transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2012, the Company approved amendments to its 2010 and 2011 Discretionary Long-Term Cash Award Agreements with executive officers to provide for (i) full accelerated vesting upon involuntary termination without cause or termination for good reason following a Change in Control (as defined in such agreements, a “CIC”); and (ii) prorated accelerated vesting upon involuntary termination without cause or termination for good reason prior to a CIC.

Cautionary Statement Regarding Forward-Looking Statements

This report contains assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements”. All statements included or incorporated by reference in this report, other than statements that are historical facts, are forward-looking statements. The words “believe”, “expected”, “should” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are estimates and projections reflecting management’s reasonable judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to forward-looking statements, management has made assumptions regarding, among other things, customer spending patterns, weather, pricing, operating costs, the timing of various events and the economic and regulatory environment. A variety of factors could cause actual results and experience to differ materially from the anticipated results or expectations expressed in forward-looking statements. These risks and uncertainties that may affect the operations, performance and results of the Company’s business include, but are not limited to: (i) the impact of competition and pricing; (ii) changes in consumer preferences and spending patterns; (iii) general economic, business and social conditions in the countries where the Company sources products and/or supplies or has or intends to open stores; (iv) changes in weather patterns; (v) the inability to renew material leases, licenses or contracts upon their expiration; (vi) the ability to identify and negotiate leases for new locations on acceptable terms or to terminate unwanted leases on acceptable terms; (vii) the financial condition of suppliers; (viii) changes in existing or potential duties, tariffs or quotas, and the application thereof; (ix) changes in relationships between the U.S. and foreign countries as well as between foreign countries; (x) economic and political instability in foreign countries, or restrictive actions by the governments of foreign countries in which suppliers and manufacturers from whom the Company sources are located or in which the Company does business; (xi) changes in trade, intellectual property, customs and/or tax laws; (xii) fluctuations in currency exchange rates (e.g. yuan, Canadian dollar, euro); (xiii) the ability to hire, train and retain associates; (xiv) performance of other parties in strategic alliances; (xv) outcomes of intellectual property or employment litigation, and class actions; (xvi) the ability to comply with local laws in foreign countries; (xvii) the Company’s ability to maintain and upgrade information systems; (xviii) threats or acts of terrorism or war; (xix) strikes, work stoppages and/or slowdowns by unions that play a significant role in the manufacture, distribution or sale of product; (xx) changes in commodity prices such as oil; (xxi) uncertainties associated with the proposed sale of the Company to Parent, including uncertainties relating to the anticipated timing of filings and approvals relating to the proposed Merger and the Carveout Transaction, the expected timing of completion of the proposed Merger and the Carveout Transaction, the satisfaction of the conditions to the consummation of the proposed Merger and the Carveout Transaction, including financing conditions, the ability to complete the proposed Merger and the Carveout Transaction and the impact of the pending transactions on the Company’s businesses, employees, customers and suppliers; and (xxii) other risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the year ended January 28, 2012 in Part I, Item 1A, “Risk Factors”.

The Company believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this report. Any or all of the Company’s forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond the Company’s control.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Collective Brands, Inc., 3231 Southeast Sixth Avenue, Topeka, Kansas 66607, telephone: (785) 233-5171, or from the Company’s website, http://www.collectivebrands.com.

Participants in Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2012. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of May 1, 2012, among Collective Brands, Inc., WBG – PSS Holdings LLC, WBG – PSS Merger Sub Inc. and, solely for purposes of Sections 6.5, 6.8, 6.9 (other than 6.9(e)), 6.13, 6.14(a), 6.17 and Article IX, Wolverine World Wide, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE BRANDS, INC.

Date: May 2, 2012

	By:	/s/ Douglas J. Treff
Douglas J. Treff Executive Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 1, 2012, among Collective Brands, Inc., WBG – PSS Holdings LLC, WBG – PSS Merger Sub Inc. and, solely for purposes of Sections 6.5, 6.8, 6.9 (other than 6.9(e)), 6.13, 6.14(a), 6.17 and Article IX, Wolverine World Wide, Inc.